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                                AMENDMENT NO. 30
                                       TO
                                   SCHEDULE A
                                       OF
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
                            FUND ACCOUNTING AGREEMENT
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
    DELAWARE GROUP ADVISER FUNDS                                 DELAWARE GROUP INCOME FUNDS
    Delaware Diversified Income Fund                             Delaware Corporate Bond Fund
    Delaware U.S. Growth Fund                                    Delaware Delchester Fund
                                                                 Delaware Extended Duration Bond Fund
    DELAWARE GROUP CASH RESERVE                                  Delaware High-Yield Opportunities Fund
    Delaware Cash Reserve Fund
                                                                 DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
    DELAWARE GROUP EQUITY FUNDS I                                Delaware Limited-Term Government Fund
    Delaware Balanced Fund
                                                                 DELAWARE GROUP STATE TAX-FREE INCOME TRUST
    DELAWARE GROUP EQUITY FUNDS II                               Delaware Tax-Free Pennsylvania Fund
    Delaware Large Cap Value Fund
    Delaware Value Fund                                          DELAWARE GROUP TAX FREE FUND
                                                                 Delaware Tax-Free Insured Fund
    DELAWARE GROUP EQUITY FUNDS III                              Delaware Tax-Free USA Fund
    Delaware American Services Fund                              Delaware Tax-Free USA Intermediate Fund
    Delaware Small Cap Growth Fund
    Delaware Trend Fund                                          DELAWARE GROUP TAX FREE MONEY FUND
                                                                 Delaware Tax-Free Money Fund
    DELAWARE GROUP EQUITY FUNDS IV
    Delaware Diversified Growth Fund                             DELAWARE INVESTMENTS MUNICIPAL TRUST
    Delaware Growth Opportunities Fund                           Delaware Tax-Free Florida Insured Fund
                                                                 Delaware Tax-Free Missouri Insured Fund
    DELAWARE GROUP EQUITY FUNDS V                                Delaware Tax-Free Oregon Insured Fund
    Delaware Dividend Income Fund
    Delaware Small Cap Core Fund                                 DELAWARE POOLED TRUST
    Delaware Small Cap Value Fund                                The All-Cap Growth Equity Portfolio
                                                                 The Core Focus Fixed Income Portfolio
    DELAWARE GROUP FOUNDATION FUNDS                              The Core Plus Fixed Income Portfolio
    Delaware Balanced Allocation Portfolio                       The Emerging Markets Portfolio
    Delaware Growth Allocation Portfolio                         The Global Fixed Income Portfolio
    Delaware Income Allocation Portfolio                         The High-Yield Bond Portfolio
                                                                 The Intermediate Fixed Income Portfolio
    DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS                  The International Equity Portfolio
    Delaware Emerging Markets Fund                               The International Fixed Income Portfolio
    Delaware International Small Cap Value Fund                  The Labor Select International Equity Portfolio
    Delaware International Value Equity Fund                     The Large-Cap Value Equity Portfolio
                                                                 The Large-Cap Growth Equity Portfolio
    DELAWARE GROUP GOVERNMENT FUND                               The Mid-Cap Growth Equity Portfolio
    Delaware American Government Bond Fund                       The Real Estate Investment Trust Portfolio
    Delaware Inflation Protected Bond Fund                       The Real Estate Investment Trust Portfolio II
                                                                 The Small-Cap Growth Equity Portfolio
                                                                 The Small-Cap Growth II Equity Portfolio
                                                                 The Smid-Cap Growth Equity Portfolio


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
    DELAWARE VIP TRUST                                           VOYAGEUR INTERMEDIATE TAX FREE FUNDS
    Delaware VIP Balanced Series                                 Delaware Tax-Free Minnesota Intermediate Fund
    Delaware VIP Capital Reserves Series
    Delaware VIP Cash Reserve Series                             VOYAGEUR MUTUAL FUNDS
    Delaware VIP Diversified Income Series                       Delaware Minnesota High-Yield Municipal Bond Fund
    Delaware VIP Emerging Markets Series                         Delaware National High-Yield Municipal Bond Fund
    Delaware VIP Global Bond Series                              Delaware Tax-Free California Fund
    Delaware VIP Growth Opportunities Series                     Delaware Tax-Free Idaho Fund
    Delaware VIP High Yield Series                               Delaware Tax-Free New York Fund
    Delaware VIP International Value Equity Series
    Delaware VIP REIT Series                                     VOYAGEUR MUTUAL FUNDS II
    Delaware VIP Select Growth Series                            Delaware Tax-Free Colorado Fund
    Delaware VIP Small Cap Value Series
    Delaware VIP Trend Series                                    VOYAGEUR MUTUAL FUNDS III
    Delaware VIP U.S. Growth Series                              Delaware Select Growth Fund
    Delaware VIP Value Series
                                                                 VOYAGEUR TAX FREE FUNDS
    VOYAGEUR INSURED FUNDS                                       Delaware Tax-Free Minnesota Fund
    Delaware Tax-Free Arizona Insured Fund
    Delaware Tax-Free Minnesota Insured Fund

Dated as of October 31, 2005

DELAWARE SERVICE COMPANY, INC.                                 DELAWARE GROUP ADVISER FUNDS
                                                               DELAWARE GROUP CASH RESERVE
By:      Michael P. Bishof                                     DELAWARE GROUP EQUITY FUNDS I
         -------------------------------------                 DELAWARE GROUP EQUITY FUNDS II
Name:    Michael P. Bishof                                     DELAWARE GROUP EQUITY FUNDS III
Title:   Senior Vice President/Chief Financial                 DELAWARE GROUP EQUITY FUNDS IV
         Officer                                               DELAWARE GROUP EQUITY FUNDS V
                                                               DELAWARE GROUP FOUNDATION FUNDS
                                                               DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
                                                               DELAWARE GROUP GOVERNMENT FUND
                                                               DELAWARE GROUP INCOME FUNDS
                                                               DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
                                                               DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                                                               DELAWARE GROUP TAX FREE FUND
                                                               DELAWARE GROUP TAX-FREE MONEY FUND
                                                               DELAWARE INVESTMENTS MUNICIPAL TRUST
                                                               DELAWARE POOLED TRUST
                                                               DELAWARE VIP TRUST
                                                               VOYAGEUR INSURED FUNDS
                                                               VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                                               VOYAGEUR MUTUAL FUNDS
                                                               VOYAGEUR MUTUAL FUNDS II
                                                               VOYAGEUR MUTUAL FUNDS III
                                                               VOYAGEUR TAX FREE FUNDS


                                                               By:      Jude T. Driscoll
                                                                        ---------------------------------------
                                                               Name:    Jude T. Driscoll
                                                               Title:   President/Chief Executive Officer

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